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                                Witness Guarantor
                                 PROMISSORY NOTE

$ 75,000                                    Dated: DECEMBER 1, 1995
Principal Amount                            State of CALIFORNIA
       FULL RELEASE OF ANY AND ALL TOOLING AND SERVICES RENDERED FOR THE BENEFIT OF AMERICAN CUSTOM COMPONENTS.

       FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of

               DON FURNESS                                          , the sum of
Dollars ($ 75,000.00 ), together with interest thereon at the rate of 9% per annum on the unpaid balance. Said sum shall be paid in the manner following:

$ 3000.00 UPON SIGNING AND A MINIMUM OF $ 1500.00 PER MONTH PAID ON THE

FIRST BUSINESS DAY OF EACH MONTH. PAYMENT TO BEGIN MAY 1, 1996.

AMERICAN CUSTOM COMPONENTS HAS THE RIGHT TO PREPAY WITH OUT PENALTY.

        All payments shall be first applied to interest and the balance to principal. This note may be prepaid, at any time, in whole or in part, without penalty. All prepayments shall be applied in reverse order of maturity.

        This note shall at the option of any holder hereof be immediately due and payable upon the failure to make any payment due hereunder within days of its due date.

        In the event this note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payments not made within five (5) days of due date shall be subject to a late charge of %________ of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder hereof.

        The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive, This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State first appearing at the head of this note. The undersigned hereby execute this note as principals and not as sureties.


                                            AMERICAN CUSTOM COMPONENTS
Signed in the presence of:

                                            /s/ signature
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Witness                                     Borrower


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Witness                                     Borrower


                                    GUARANTY

We the undersigned jointly and severally guaranty the prompt and punctual payment of all monies due under the aforesaid note and agree to remain bound until fully paid.


In the presence of:


                                            /s/ signature
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Witness                                     Guarantor



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Witness                                     Guarantor